PRODUCTION AGREEMENT

THIS PRODUCTION AGREEMENT (this “Agreement”) is effective this ____ day of January, 2018 (the “Effective Date”), by and between Pure Health Products, LLC, with an address at 5507-10 Nesconset Highway, Suite 125, Mount Sinai, New York 11766 (“Manufacturer”), and Canbiola, Inc., a Florida corporation (“Canbiola”).

BACKGROUND

A.

Manufacturer is in the business of manufacturing products containing Cannabidiol (“CBD”).

B.

Canbiola is in the business of developing, producing and selling products containing CBD.

C.

Canbiola has provided Manufacturer with financing to build out a manufacturing facility located at _____________________________ (“Facility”) including all fixtures and equipment necessary for Manufacturer’s business.

D.

Canbiola has developed proprietary formulas for its CBD infused products (the “Products”).

E.

The parties have agreed that Manufacturer shall produce Products for Canbiola on an exclusive basis, subject to the terms and conditions of this Agreement.

AGREEMENT

Manufacturer and Canbiola agree as follows:

1.

Purchase and Sale Obligations.

1.1

Products. During the term of this Agreement, and in accordance with the terms and conditions set forth herein, Manufacturer agrees to manufacture, package and sell to Canbiola the Products specified in Schedule A hereto, which schedule may be amended by Canbiola from time-to-time in writing acknowledged by Manufacturer, on an exclusive basis. Manufacturer shall not produce or manufacture any product containing any cannabis or hemp derivative for any person or entity other than Canbiola. All Products shall be manufactured and packaged according to Canbiola’s written specifications, including the maintenance of standards and quality control programs. All specifications shall be provided to Manufacturer in writing and Manufacturer shall not be responsible for manufacturing or packaging the Canbiola’s Products according to any specifications not provided in writing. Canbiola may modify its specifications only with at least thirty (30) days’ advance notice to Manufacturer. Canbiola shall have the right, at any time, to monitor and review the practices and procedures of Manufacturer in the production and packaging of Products and to inspect the Facility. Manufacturer and Canbiola will, in any and all public statements or comments, recognize that Canbiola controls the ingredients, recipe, manufacturing processes and procedures and quality and taste parameters for all Products produced at the Facility and that Canbiola is the manufacturer of all such Products. Neither party will make any public statements inconsistent with the foregoing.

1.2

Minimum Order Requirement. There are no minimum order requirements.

2.

Orders, Payment and Delivery.

2.1

Orders. Canbiola shall order Products from Manufacturer under this Agreement by submitting to Manufacturer a written purchase order specifying the Products, quantities and requested delivery dates required to enable Manufacturer to fill the order. Manufacturer will be obligated to fulfill any orders for Products which do not require any modifications or additions, other than the modifications specified in Section 3.1 (Customization). The purpose of the purchase order to be issued under this Agreement is for specifying the Products, quantities and requested delivery dates only; no terms and conditions of Canbiola's purchase orders, Manufacturer's order acknowledgment or any other document or instrument of Canbiola or Manufacturer shall be binding upon the other party or amend or modify this Agreement in any manner.

2.2

Prices. Canbiola shall be responsible for all costs associated with manufacturing of the Products, at Manufacturer’s cost, with no mark-up or margin due to Manufacturer. Manufacturer agrees to provide Canbiola prior to beginning any order with a written estimate of all costs of producing the requested Products. All sales and risk of loss are F.O.B. destination; however, Canbiola agrees to separately pay all expenses incurred by Manufacturer in the shipment and delivery of ordered Products, including without limitation freight charges, import duties and insurance premiums, and any federal and state excise taxes, which Manufacturer may pass along to Canbiola if Manufacturer pays such taxes in compliance with Federal laws. Canbiola shall determine, in its sole discretion, the price at which Canbiola resells Products to Canbiola's customers.

2.3

Shipment and Delivery. Shipments will be made to the warehouse facilities identified by Canbiola in advance of each shipment. Shipments will be made as requested by Canbiola’s carrier. In the event Canbiola requests express delivery or shipment by air instead of by truck or by courier service, Canbiola agrees to pay all additional expenses required by such request. Manufacturer will use commercially reasonable efforts to meet Canbiola's requested delivery schedules for Products. For Manufacturer's first purchase order, the latest shipment date shall be 90 days after receipt of purchase order, unless delayed by governmental registration restrictions. Canbiola shall make any claims for shortage or damage of Products with the common carrier promptly upon receipt of the order and provide Manufacturer with written notice of such a claim. As between Manufacturer and Canbiola, Products shall be deemed accepted by Canbiola unless, within three (3) business days of delivery of the Products, Canbiola affirmatively rejects the Products, by written notice detailing the reasons for rejections. If no such notice of rejection is received, Canbiola shall be deemed to have accepted delivery provided; however, the acceptance of delivery shall in no way diminish or affect the product warranty given by Manufacturer in Section 6 (Warranty and Repairs).

2.4

Payment. Canbiola shall pay 50% of the estimated cost of any Product order subject to a written purchase order prior to production and the balance upon completion of production.

2.5

Forecasts. Canbiola shall submit a rolling six (6) month sales forecast to Manufacturer every six (6) months. Such sales forecast shall include expected sales quantities per month, order dates, shipping dates and Product requirements. If the most recent forecast becomes materially inaccurate at any time, Canbiola shall promptly provide Manufacturer with updated information.

3.

Modifications; Discontinued Products; Quality Assurance.

3.1

Customization. Manufacturer agrees to white label / rebrand or relabel the Products pursuant to “white label agreements” entered into between Canbiola and third party customers.  Manufacturer and Canbiola shall collaborate to make sure the labeling is satisfactory to the parties and in accordance with Canbiola's requirements for such Products set forth in its agreements with its . Canbiola shall indicate its approval of any specific label by causing an authorized representative to sign and print his or her name on a copy of the final label, which executed label shall be delivered to Canbiola’s third party customer on behalf of Canbiola in accordance with its white label agreement with each customer. Canbiola shall provide Manufacturer with camera-ready artwork necessary for the labeling of the customized/ white label Products, which shall include, without limitation: trademarks, Product serial numbers, UPC codes, and such additional information as may be specified by Canbiola. Canbiola shall be responsible for the costs of such labeling. Canbiola shall be responsible for the costs of registration.

3.2

Quality Assurance. The Products shall be manufactured in accordance with industry standards and in compliance with all local, state and federal laws.

4.

Confidentiality.

Manufacturer and Canbiola agree that certain information supplied by Canbiola to Manufacturer during the term of this Agreement, including, without limitation, the Products, the documentation and the intellectual property and technology underlying the Products, the information for customization pursuant to Section 3.1 (Customization) and information contained on purchase orders or regarding Canbiola's ordering or delivery patterns is proprietary, secret, confidential or non-public. All such information shall be held in confidence by Manufacturer, shall be used only for the purposes of this Agreement and shall not be disclosed to any person other than an employee with a need to know the information in order to fulfill the obligations of the receiving party hereunder.

4.1

Return or Destroy Confidential Information. Upon termination of this Agreement, Manufacturer shall return or, upon request, destroy all confidential, proprietary or secret information of Canbiola in its possession. Manufacturer’s obligations pursuant to this Section 4 (Confidentiality) shall survive the expiration or earlier termination of this Agreement.

5.

Canbiola Trademarks. Canbiola hereby grants to Manufacturer a non-exclusive, non-transferable, revocable right to use the “Canbiola” trademark (“Canbiola Mark”) solely on the Products ordered by Canbiola hereunder and associated packaging. Manufacturer agrees to the following:

(a)

to comply with Canbiola's guidelines and instructions regarding use of the Canbiola Marks as communicated to Manufacturer from time to time;

(b)

in the event Canbiola notifies Manufacturer that such use is not in conformance with Canbiola's guidelines and instructions, to promptly bring such use into conformance;

(c)

to ensure that all use of the Canbiola Marks will not reflect adversely upon the good name or good will of Canbiola and that all Products in connection with which the Canbiola Marks are used are of high standard and workmanship and of such nature, style, appearance and quality as shall be adequate and suited to the protection of the Canbiola Marks and the goodwill associated therewith;

(d)

not to use the Canbiola Marks (or any part thereof) as part of, or in combination with, any other names or trademarks without Canbiola's prior written approval;

(e)

not to register (or aid any third party in registering) the Canbiola Marks (or confusingly similar mark) or take any action inconsistent with Canbiola's ownership of the Canbiola Marks in any jurisdiction; and

(f)

that all usage of the Canbiola Marks will be on behalf of, and inure to the benefit of, Canbiola.

6.

Warranty.

6.1

Warranty. Manufacturer warrants that the Products manufactured and sold by it will be free from defects in material and workmanship, and will substantially conform to the technical specifications provided by Canbiola in writing. Canbiola shall have three (3) business days to notify Manufacturer of any defects relating to the Products and shall return the subject Products to Manufacturer. Upon receipt, Manufacturer will replace the defective product free of charge. Manufacturer reserves the right to inspect the defective Products on its return in order to determine the origin of the fault, and if the defect is found not to be covered by the warranty,

6.2

Disclaimer. Canbiola shall be responsible for any warranty it extends, either directly or indirectly, expressly or by operation of law, beyond the warranty expressly granted in this Section 6 (Warranty). Manufacturer  is  not  responsible  for  (i)  damages  caused  by  Canbiola's  failure  to  perform  Canbiola's responsibilities or (ii) damages due to deterioration during periods of storage by Canbiola longer than those periods set forth in the Product documentation.

7.

Insurance. Manufacture shall purchase and maintain throughout the term of this Agreement insurance or indemnity protection sufficient to cover all potential liabilities of Manufacturer. This shall include, but not necessarily be limited to (1) broad form commercial general liability insurance, (2) personal/commercial automobile liability insurance (including, as appropriate, owned, hired, and borrowed auto coverages), and (3) workman’s compensation insurance. The limit of liability for such coverage shall be no less than $1 million per claim/occurrence, and Canbiola shall be named as “additional insureds” under such policies.

8.

Product Recalls. Manufacturer shall be responsible for all Product recalls. Manufacturer agrees to take any and all actions, at its sole cost and expense, which are reasonably necessary and appropriate to effectuate a Product corrective action, including, without limitation, a Product recall, provided, however that Canbiola agrees to cooperate with Manufacturer in such action, including, without limitation contacting customers and assisting in the transfer of Products, as directed by Manufacturer, if necessary.

9.

Representations and Warranties of Manufacturer. Manufacturer hereby represents and warrants to Canbiola as of the Effective Date as follows:

9.1

Authorization. Manufacturer (i) has the corporate power and authority and the legal right to enter into the Agreement and perform its obligations hereunder, and (ii) has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered on behalf of Manufacturer, and constitutes a legal, valid, binding obligation of Manufacturer and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity whether enforceability is considered a proceeding at law or equity.

10.

Representations and Warranties of Canbiola. Canbiola hereby represents and warrants to Manufacturer as of the Effective Date as follows:

10.1

Authorization. Canbiola (i) has the corporate power and authority and the legal right to enter into the Agreement and perform its obligations hereunder, and (ii) has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered on behalf of Canbiola, and constitutes a legal, valid, binding obligation of Canbiola and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance and general principles of equity whether enforceability is considered a proceeding at law or equity.

11.

Indemnity

11.1

Canbiola shall indemnify, defend and hold Manufacturer harmless from and against any damages, claims, suits, actions, causes of action, demands, liabilities, losses, costs and expenses (including without limitation reasonable attorneys' fees and disbursements and court costs) as a result of or arising from any representations or warranties made by Canbiola to customers or end users which (a) exceed the scope of the representations or warranties made by Manufacturer to Canbiola pursuant to Sections 6 (Warranty and Repairs) and 9 (Representations and Warranties) of this Agreement; or (b) contradict the documentation and/or information made available to Canbiola by Manufacturer regarding specifications, performance and intended use of the Products, provided that (i) Manufacturer shall have promptly provided Canbiola written notice thereof and reasonable cooperation, information and assistance in connection therewith, and (ii) Canbiola shall have sole control and authority with respect to the defense, settlement or compromise thereof. Canbiola acknowledges and agrees that Manufacturer may perform its services hereunder through subsidiaries and the above indemnification shall apply to all Manufactuer subsidiaries, affiliates and agents providing services to Canbiola pursuant to this Agreement.

12.

Term and Termination.

12.1

Term. Unless earlier terminated pursuant to this Section 12 (Term and Termination) or renewed for an additional term to be determined by the parties hereto, by written agreement, this Agreement shall terminate ten (10) years from the Effective Date.

12.2

Termination. This Agreement may be terminated by the mutual agreement of the parties evidenced in writing. Either party may terminate this Agreement upon the material breach of the Agreement by the other party and failure to cure after thirty (30) days following written notice from the non-breaching party.

12.3

Duties Upon Termination. Upon the termination of this Agreement for any reason whatsoever, Manufacturer shall promptly return to Canbiola any and all Canbiola-owned equipment, materials, documentation or data in the possession of Manufacturer for whatever reason or purpose, such equipment, materials, documentation and data to be in the same condition as when delivered to Manufacturer, reasonable use, wear and tear excepted.

13.

Miscellaneous.

13.1

Force Majeure. Manufacturer shall not be liable in any respect for failure to ship or for delay in shipment of Products pursuant to accepted orders where such failure or delay shall have been due wholly or in part to the elements, acts of God, acts of Canbiola, acts or civil or military authority, fires, floods, epidemics, quarantine restrictions, war, armed hostilities, riots, strikes, lockouts, breakdown, differences with workers, accidents to machinery, delays in transportation, delays in delivery by Manufacturer, Manufacturer or any other cause beyond the reasonable control of Manufacturer.

13.2

Equitable Relief. Nothing in this Agreement will prevent a party from bringing an action for equitable or injunctive relief in any court of competent jurisdiction to compel the other party to comply with its obligations under the Agreement.

13.3

Applicable Law, Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without reference to the conflict of laws provisions thereof.

13.4

Relationship of the Parties. Nothing contained in this Agreement shall be deemed to constitute either party as the agent or representative of the other party, or both parties as joint ventures or partners for any purpose. Neither party shall be responsible for the acts or omissions of the other party, and neither party will have authority to speak for, represent or obligate the other party in any way without prior written authority from the other party.

13.5

Entire Agreement. This Agreement (including its Schedules) constitutes the entire agreement between Manufacturer and Canbiola and shall not be amended, altered or changed except by a written agreement signed by the parties hereto. Any terms and conditions in any purchase order or other instrument issued by Canbiola or Manufacturer or any of Canbiola's customers in connection with this Agreement which are in addition to or inconsistent with the terms and conditions of this Agreement shall not be binding on either party and shall not be deemed to amend or modify this Agreement. Each party acknowledges that it is not entering into this Agreement on the basis of any representations not expressly contained herein.

13.6

Rights and Remedies. All rights and remedies of either party hereunder shall be cumulative and may be exercised singularly or concurrently. The failure of either party, in any one or more instances, to enforce any of the terms of this Agreement shall not be construed as a waiver of future enforcement of that or any other term.

13.7

Modifications, Amendments. Modifications and amendments to this Agreement must be in writing, executed by the party against which enforcement thereof is sought.

13.8

No Rights by Implication. No rights or licenses with respect to the Products are granted or deemed granted hereunder or in connection herewith, other than those rights expressly granted in this Agreement.

13.9

Non-Disparagement. Each Party agrees to take all commercially reasonable steps to prevent any of its personnel from making disparaging or otherwise adverse remarks about the products of the other party. Manufacturer shall not, in regard to, Canbiola or its affiliates, or any of their employees, officers, shareholders, or members (the “Protected Parties”), make any statement in writing, orally or on the internet via, among other things, blogs, message boards and social networks) about the Protected Parties that could reasonably be construed as disparaging or defamatory, or to cast such Protected Parties in a negative light, or harm the Protected Parties current or prospective business plans or advantage.

13.10

Delivery of Notices. Whenever, by the terms of this Agreement, notice, demand or other communication shall or may be given to either party, the communication will be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt of an electronic confirmation thereof, (ii) one business day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested and shall be addressed to the other party at its address first set forth above, or to such other address or addresses as shall from time to time be designated by written notice by either party to the other.

13.11

Section Headings. Section headings are for descriptive purposes only and shall not control or alter the meaning of this Agreement.

13.12

Publicity. Manufacturer shall not make any public announcement or release regarding this Agreement or Canbiola without Canbiola’s prior written permission.

13.13

Severability. If any provision of this Agreement shall for any reason be held illegal or unenforceable, such provision shall be deemed separable from the remaining provisions of this Agreement and shall in no way affect or impair the validity or enforceability of the remaining provisions of this Agreement, unless removal of the invalidated provision renders another provision impossible to perform or inconsistent with the intent of the parties.

13.14

Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.  This Agreement may be signed and delivered by electronic means, including e-mail.

IN WITNESS WHEREOF, Manufacturer and Canbiola hereby have duly executed this Agreement under seal as of the day and year first above written.

MANUFACTURER Printed: Title:	CANBIOLA Printed: Marco Alfonsi Title: CEO

SCHEDULE A

Products

SCHEDULE B

Technical Specification of Products